Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019 and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Alvin Bledsoe	Director
Alvin Bledsoe

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019 and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Robert J. Darnall	Director
Robert J. Darnall

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Stacy L. Fox	Director
Stacy L. Fox

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Peter B. Hamilton	Director
Peter B. Hamilton

POWER OF ATTORNEY

The undersigned, the Chief Executive Officer and Chairman of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019 and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Frederick A. Henderson	Chief Executive Officer and Chairman
Frederick A. Henderson

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Michael J. Hennigan	Director
Michael J. Hennigan

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Brian P. MacDonald	Director
Brian P. MacDonald

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Charmian Uy	Director
Charmian Uy

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Dennis Zeleny	Director
Dennis Zeleny

POWER OF ATTORNEY

The undersigned, the Senior Vice President and Chief Financial Officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Mark E. Newman	Senior Vice President and Chief Financial Officer
Mark E. Newman

POWER OF ATTORNEY

The undersigned, the Vice President and Controller director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Fay West	Vice President and Controller
Fay West

POWER OF ATTORNEY

The undersigned, an officer and director of Dominion Coal Corporation, Elk River Minerals Corporation, Harold Keene Coal Co., Inc., Haverhill North Coke Company, Indiana Harbor Coke Company, Indiana Harbor Coke Corporation, Jewell Coal and Coke Company, Inc., Jewell Coke Acquisition Company, Jewell Resources Corporation, Jewell Smokeless Coal Corporation, Middletown Coke Company, LLC, Oakwood Red Ash Corporation, Omega Mining, Inc., Sun Coal & Coke, LLC, SunCoke Technology and Development LLC and Vansant Coal Corporation, hereby constitutes and appoints Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Michael J. Thomson	President and Director
Michael J. Thomson

POWER OF ATTORNEY

The undersigned, an officer of Energy Resources, LLC, hereby constitutes and appoints Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Michael J. Thomson	Operating Manager
Michael J. Thomson

POWER OF ATTORNEY

The undersigned, an officer and director of Dominion Coal Corporation, Elk River Minerals Corporation, Harold Keene Coal Co., Inc., Haverhill North Coke Company, Indiana Harbor Coke Company, Indiana Harbor Coke Corporation, Jewell Coke Acquisition Company, Jewell Resources Corporation, Jewell Smokeless Coal Corporation, Middletown Coke Company, LLC, Oakwood Red Ash Corporation, Omega Mining, Inc., Sun Coal & Coke LLC, SunCoke Technology and Development LLC and Vansant Coal Corporation hereby constitutes and appoints Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Mark E. Newman	Treasurer, Chief Financial Officer and Director
Mark E. Newman

POWER OF ATTORNEY

The undersigned, an officer and director of Jewell Coal and Coke Company, Inc. hereby constitutes and appoints Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Mark E. Newman	Treasurer and Director
Mark E. Newman

POWER OF ATTORNEY

The undersigned, an officer and director of Dominion Coal Corporation, Elk River Minerals Corporation, Harold Keene Coal Co., Inc., Indiana Harbor Coke Company, Indiana Harbor Coke Corporation, Jewell Coal and Coke Company, Inc., Jewell Smokeless Coal Corporation, and Vansant Coal Corporation, hereby constitutes and appoints Michael J. Thomson and Mark E. Newman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-4 relating to the exchange of the Company’s 7 5/8% Senior Notes due 2019, and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 7th day of December 2011.

Signature	Title

/s/ Denise R. Cade	Director
Denise R. Cade